Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (97.6%)
Consumer Discretionary (13.8%)
TJX Cos. Inc.	282,353	24,432
NIKE Inc. Class B	215,381	23,776
McDonald's Corp.	66,180	19,404
		67,612
Consumer Staples (14.5%)
PepsiCo Inc.	116,631	21,864
Colgate-Palmolive Co.	270,167	20,603
Procter & Gamble Co.	128,546	20,092
Coca-Cola Co.	137,499	8,515
		71,074
Financials (16.8%)
Visa Inc. Class A	94,505	22,467
Marsh & McLennan Cos. Inc.	109,591	20,649
American Express Co.	118,948	20,088
Chubb Ltd.	92,766	18,962
		82,166
Health Care (19.6%)
UnitedHealth Group Inc.	50,908	25,778
Danaher Corp.	90,329	23,039
Stryker Corp.	64,844	18,378
Johnson & Johnson	91,741	15,370
Medtronic plc	151,369	13,284
		95,849
Industrials (12.5%)
Honeywell International Inc.	111,556	21,656
Northrop Grumman Corp.	47,338	21,065
Union Pacific Corp.	42,451	9,850
Lockheed Martin Corp.	19,116	8,533
		61,104
Information Technology (10.3%)
Microsoft Corp.	58,842	19,766
Accenture plc Class A	57,601	18,222
Texas Instruments Inc.	68,723	12,370
		50,358
Materials (8.2%)
Linde plc	53,949	21,077
Ecolab Inc.	105,620	19,343
		40,420

			Shares	Market Value ($000)
Real Estate (1.9%)
	American Tower Corp.		50,252	9,563
Total Common Stocks (Cost $445,710)				478,146
		Coupon
Temporary Cash Investments (3.1%)
Money Market Fund (3.1%)
[1]	Vanguard Market Liquidity Fund (Cost $15,306)	5.274%	153,102	15,307
Total Investments (100.7%) (Cost $461,016)				493,453
Other Assets and Liabilities—Net (-0.7%)				(3,193)
Net Assets (100%)				490,260
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.